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                                                                      EXHIBIT 21


                                 ANTHEM, INC.

                             LIST OF SUBSIDIARIES
                             AS OF AUGUST 31, 2001


                     (PRO FORMA FOR THE DEMUTUALIZAITON OF
                       ANTHEM INSURANCE COMPANIES, INC.)

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         SUBSIDIARY NAME                                                  PLACE OF ORGANIZATION
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
DIRECT SUBSIDIARY OF ANTHEM, INC.
Anthem Insurance Companies, Inc.                                              Indiana

INDIRECT SUBSIDIARIES OF ANTHEM, INC.
Anthem East, Inc.                                                             Delaware
  Anthem Health & Life Insurance Company of New York                          New York
  Anthem Health Plans, Inc.                                                   Connecticut
     HealthReach Services, Inc.                                               Connecticut
  Anthem Health Plans of Maine, Inc.                                          Maine
     Machigonne, Inc. (d/b/a Benefit Management of Maine)                     Maine
       Combined Services Limited Liability Company                            New Hampshire
       IRM Services, Inc.                                                     Maine
         Northern General Services                                            Maine
       Northern General Services of Massachusetts, Inc.                       Massachusetts
         Northern General Services of New Hampshire, LLC                      New Hampshire
     Maine Partners Health Plan, Inc.                                         Maine
  Anthem Health Plans of New Hampshire, Inc.                                  New Hampshire
     Matthew Thornton Health Plan, Inc.                                       New Hampshire
       Health Initiatives, Inc.                                               New Hampshire
     Northeast Consolidated Services, Inc.                                    New Hampshire
       Combined Services Limited Liability Company                            New Hampshire
       Distributed Information Systems, LLC                                   New Hampshire
Anthem Midwest, Inc.                                                          Ohio
  AdminaStar Federal, Inc.                                                    Indiana
  Anthem Alliance Health Insurance Company                                    Texas
  Anthem Benefit Administrators, Inc.                                         Ohio
  Anthem Health Plans of Kentucky, Inc.                                       Kentucky
  Anthem Life Insurance Company                                               Indiana
     Consolidated Insurance, Inc.                                             New Mexico
  Anthem UM Services, Inc.                                                    Indiana
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
  Community Insurance Company                                                 Ohio
     Anthem Prescription Management, LLC                                      Ohio
     Paragon Health System, Ltd.                                              Ohio
  Dayton Services Company                                                     Ohio
  Southeastern United Agency, Inc.                                            Kentucky
  SpectraCare, Inc.                                                           Kentucky
  The Anthem Companies, Inc.                                                  Indiana
Anthem West, Inc.                                                             Indiana
   Rocky Mountain Hospital and Medical Service, Inc.                          Colorado
     Benefit Administration Services, Inc.                                    Colorado
     HMO Colorado, Inc.                                                       Colorado
     Rocky Mountain Adminstrative Services Company, Inc.                      Delaware
     Rocky Mountain Health Care Corporation                                   Delaware
       Occupational Healthcare Management Services, Inc.                      Colorado
       Health Management Systems, Inc.                                        Colorado
Associated Group, Inc.                                                        Indiana
   AllMed Financial Corp.                                                     Indiana
   Anthem Financial, Inc.                                                     Delaware
      Lease Partners, Inc.                                                    Delaware
Davis & Associates, Inc.                                                      Ohio
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